SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

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                           Date of Report: May 6, 2002


                           IVP TECHNOLOGY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)



         Nevada                  000-30397                  65-6998896
         ------                  ---------                  ----------
(State or other jurisdiction      (Commission               (IRS Employer
       of incorporation)         File Number)              Identification No.)



                    2275 Lakeshore Boulevard West, Suite 401
                            Toronto, Ontario, M8V 3Y3
                    (Address of principal executive offices)


                                 (416)-255-7578
                                  -------------
                (Registrant's Executive Office Telephone Number)













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Item 5.  Other Events and Regulation FD Disclosure.

      On May 1, 2002, IVP Technology received written notice from a creditor, DCD Holdings Ltd., that it agreed to convert approximately $860,000 of indebtedness, plus accrued interest, into 4,000,000 newly-issued shares of IVP Technology's common stock. The conversion price will be approximately $0.19 per share. This loan was made in January 2002 and due April 30, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              IVP TECHNOLOGY CORPORATION

Dated: May 6, 2002
                              By /s/ Brian J. MacDonald
                                 ----------------------------
                                 Name: Brian J. MacDonald
                                 Its:  President